SPAR

UNLOCKING
OUR POTENTIAL

INVESTOR
PRESENTATION

Mike Matacunas
Chief Executive Officer

William Linnane
Chief Strategy & Growth Officer

February 2022

SPAR Disclaimer

This Presentation contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc.., and its subsidiaries (the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Presentation may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance, including, in particular, the company's priorities and goals, or other information respecting the potential negative effects of the Coronavirus and COVID-19 pandemic on Company's business, cash flow or financial condition. The Company's forward-looking statements also include (without limitation) those made in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2021, as amended on April 29, 2021, in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence". The Company's forward-looking statements also may include (without limitation) updates and other disclosures made in the Company's Quarterly Reports, Current Reports and other SEC filings since that Annual Report was filed.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Presentation, but you should not place undue reliance on any of them, including, in particular, the company's priorities and goals. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company, the Company's ability to achieve its Priorities and Goals (including those listed on page 14 hereof), and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Presentation, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Investment Thesis

1. Solid financial foundation with an international “blue chip” client base
2. Launching aggressive tech-enabled transformation
3. Resolved all majority shareholder disputes and cleared the path for growth
4. Introducing new services to improve margins and accelerate top line
5. A new, proven executive leadership team with a history of transformation success

Transitioning from a tactical provider to a STRATEGIC HIGHER MARGIN SERVICE PROVIDER

New Executive Team Put In Place Over Last 12 Months

SPAR

2021



Global Chief Executive Officer
Mike Matacunas

30+ Years of relevant experience
Services | Retail | International | Fortune 150

New management team has deep retail, services, international, transformation and M&A experience.

DOLLAR TREE | Walmart (Save money. Live better.) | macy's | Toys R Us
FAMILY DOLLAR | LOWE'S | PETSMART | SEARS | Cabela's
TESCO | TSC Tractor Supply Co | MATTRESS FIRM | KOMERI | Kingfisher

2020



Global Chief Financial Officer
Fay DeVriese

30+ Years of relevant experience
Services | International | CPA



Global Chief Operating Officer
Kori Belzer

30+ Years of SPAR experience
Services | International | M&A

2021



Global Chief Commercial Officer
Ron Lutz

35+ Years of relevant experience
Services | Retail | International | Business Dev.

2021



Global Chief Strategy & Growth Officer
William Linnane

25+ Years of relevant experience
Services | Retail | International | M&A

Long-Standing Relationships With The World's Best Companies

SPAR

Revenue from Fortune 500
(sample)

93% of U.S. Revenue

88% of Brazil Revenue

67% Mexico Revenue

73% Japan Revenue

Competitive Landscape and SPAR Differentiators

SPAR

Total Addressable Market (TAM)

$20 Billion+ global market
Outsourced merchandising services, brand marketing services, creative services

~$7 Billion core US market
Sales & merchandising agency market*

**Source: Market data represents estimates from Dechert-Hampe industry report (based on 2018 data).*

Global and US Competitors

Fractured market

Advantage Solutions

Smollan Group
Global, non U.S.

Acosta
U.S., Canada, UK&ROI, Australia

Crossmark - U.S.

Pack 'N' Stack – South Africa

Spot Promo - Brazil

SPAR Differentiators

Global company enabling cross-border client opportunities

Better software and technology platform

Cost advantage for domestic merchandisers

Strong Balance Sheet
Low debt relative to cash and accounts receivable;
Capital requirements light

Who We Are

A Global Merchandising & Brand Marketing Services Company



SPAR
SPAR
SPAR
SPAR
SPAR
SPAR FM JAPAN
SPAR KROGNOS
SPARFACTS
SGRP MERIDIAN

NASDAQ: SGRP

Market Capitalization:	$25.3m
Shares Outstanding:	21.3m
Avg Daily Volume	161k
Recent Price	$1.19
52-week high	$3.86
52-week low	$1.01

As of January 31, 2022

Cash	$15.3m
Debt – short & long term	$14.8m

As of September 30, 2021

Founded: 1967

Headquarters: Michigan, US

Operating in 9 countries:

- *United States*
- *Canada*
- *Mexico*
- *Brazil*
- *South Africa*
- *India*
- *Australia*
- *China*
- *Japan*

Connecting Brands To Their Customers

Engagements Across the Product Lifecycle

11m+ Hours in Store per Year


MERCHANDISING
MARKETING
SELLING
ANALYTICS

Strategically Located

25,000+ Merchandisers Worldwide

U.S.-based, 9 Countries

28 Locations around the world

Clients Who Trust Us

90%+
Clients >2 Years

70%+
Revenue from Global 500

300+ Clients

You See Us Every Day...

SPAR

Sample of SPAR services

- Category and product resets
- New product launches
- Installation of displays and special promotions
- Managing inventory and out-of-stocks
- Maintaining store product layouts
- Setting up kiosks and preparing product
- Inventory audits
- Assisted selling


SPAR

Plus...

- Store remodel services
- Furniture assembly services
- Store downsizing
- Distribution center staffing

This Team Has Built On Strong 2020 Performance

SPAR

Strong Fiscal 2020 Year End Results

$230.5m
Revenue

$13.5m
Adjusted EBITDA*

+42% YoY
Net Income Grow

+5.8%
Adj. EBITDA* Margin

**Non GAAP Consolidated Adjusted EBITDA is reconciled to GAAP measures in the appendix to this deck. EBITDA reported in this slide is Consolidated Adjusted EBITDA.*

Thru 3Q 2021 Highlights

Covid-19 resilience

14% YoY revenue growth

18% International growth

95%+ YoY Net Income growth

Addition of new executive leaders

Expansion into Distribution Services

Expanding Our Leverage Of Technology To Open Up New Markets & Drive Scale

SPAR

Expansion of SPARview (internal system)

Development of unique industry capabilities and software

Partnerships with strategic solutions that drive client acquisition

Business Analytics



SPAR
SPAR

We are focused on disrupting the marketplace by "leap-frogging" the competition

Introducing New Strategic Services With Higher Margins To Expand Our Portfolio

SPAR

Retail Experience Design

- Is my brand design relevant in the marketplace?
- Does my brand stand out on the shelf?
- Is the imagery telling the right story?
- How do I optimize in-store presentation?
- How can we improve "phygital" integration?
- Do we look the same in the store as we do online?


Build brilliant ideas
3
4
GEAR UP FOR GREAT

Building Upon Our Fulfillment Expertise

DISTRIBUTION SERVICES


WAREHOUSE
Warehouse
SPAR Distribution Services

Priorities and Goals

SPAR

Operational Priorities

- **Drive Revenue Growth** – 8-15% annual revenue growth on a path to $500m+
- **Expand Services** – add $150m+ of new revenue from new businesses and markets
- **Increase Profitability** – 250+ bps improvement in gross profit to drive profit and provide capital for accelerated growth
- **Leverage Technology** – build, partner, buy solutions that drive client sales, profits and operating efficiencies

Goals

- **Revenue $500m+**
- **Consolidated Adj. EBITDA $32-$36m**
- **Consolidated Adj. EBITDA margin improvement from historic 4-5% to 6-9%**

Non GAAP Consolidated Adjusted EBITDA is reconciled to GAAP measures in the appendix to this deck.



Revenues (in millions)
$600
$500
$400
$300
$200
$100
$0
$181.4
$229.2
$252.9
$230.5
$500.0
2017
2018
2019
2020
Goal



Consolidated Adj. EBITDA (in millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$7.0
$9.7
$13.1
$13.5
$32.0
2017
2018
2019
2020
Goal

The company is trading at an enterprise value of less than 3x EV / Trailing 12-month



Thank You!

Appendix

Historic Revenue and Consolidated Adjusted EBITDA

SPAR

SPAR Group, Inc. (SGRP): Reconciliation from GAAP to Non-GAAP Measures

(in thousands)	2020	2019	2018	2017
Consolidated Revenue	**230,517**	**252,876**	**229,191**	**181,381**
Consolidated Net Income	**8,962**	**5,833**	**1,638**	**1,177**
Depreciation and amortization	2,130	2,190	2,109	2,126
Interest expense	690	1,046	1,095	337
Income Tax expense	312	3,578	1,402	2,977
Other income	(242)	(266)	(406)	(401)
Consolidated EBITDA	**11,852**	**12,381**	**5,838**	**6,216**
Share based compensation	0	0	0	0
Legal costs / Settlements - non-recurring	898	761	3,850	833
Board-related one off costs, e.g. retirement costs	700	0	0	0
Acquisition-related expenses	0	0	0	0
Restructuring expenses	0	0	0	0
Consolidated Adjusted EBITDA	**13,450**	**13,142**	**9,688**	**7,049**
Adjusted EBITDA attributable to non controlling interest	(5,595)	(3,414)	(3,189)	(2,100)
Adjusted EBITDA attributable to SPAR Group, Inc.	**7,855**	**9,728**	**6,499**	**4,949**
Ratios:				
Net Income % of Consolidated Revenues	*3.9%*	*2.3%*	*0.7%*	*0.6%*
Consolidated Adjusted EBITDA % of Consolidated Revenues	*5.8%*	*5.2%*	*4.2%*	*3.9%*
Adjusted EBITDA attributable to SPAR Group, Inc. % of Consolidated Revenues	*3.4%*	*3.8%*	*2.8%*	*2.7%*

Historic Balance Sheet

SPAR Group, Inc. (SGRP) and Subsidiaries: Consolidated Balance Sheet

(in $ thousands) at December 31st	2020	2019	2018	2017
Cash and cash equilavents	15,972	10,458	7,111	8,827
Accounts receiveable, net	46,914	49,299	46,142	35,964
Other current assets	3,631	2,404	1,879	2,031
Total Current Assets	**66,517**	**62,161**	**55,132**	**46,822**
Other assets	17,512	17,374	13,963	11,166
Total Assets	**84,029**	**79,535**	**69,095**	**57,988**
Accounts payable	7,859	9,186	8,668	7,341
Accrued expenses and other current liabilities	18,745	18,548	18,168	13,581
Due afflicates, customer incentives/deposits, current operating lease	6,972	8,088	5,265	4,465
Lines of credit and short term loans	9,329	8,932	10,414	6,939
Total Current Liabilities	**42,905**	**44,754**	**42,515**	**32,326**
Operating Leases, non current	1,502	2,120	0	0
Long-Term debt	1,000	1,300	1,806	107
Total Liabilities	**45,407**	**48,174**	**44,321**	**32,433**
Total SPAR Group, Inc. equity	22,159	18,955	16,298	19,650
Non-controlling interest	16,463	12,406	8,476	5,905
Total Equity	**38,622**	**31,361**	**24,774**	**25,555**
Total Liability and Equity	**84,029**	**79,535**	**69,095**	**57,988**